STATEMENT OF OPERATIONS	Dec. 31, 2025 USD ($) $ / shares shares
D Boral A R C Merger Corporation [Member]
Formation costs	$ (590)
Loss from operations	(590)
Loss before provision for income taxes:	(590)
Provision for income taxes
Net Loss	$ (590)
Weighted average number of shares used to compute loss per share Basic | shares	100
Weighted average number of shares used to compute loss per share Diluted | shares	100
Basic Loss per share | $ / shares	$ (5.90)
Diluted Loss per share | $ / shares	$ (5.90)